SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement              [ ]  Confidential, For Use of the Commission
[X] Definitive Proxy Statement                    Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                     INDEPENDENT COMMUNITY BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
--------------------------------------------------------------------------------
     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                     INDEPENDENT COMMUNITY BANKSHARES, INC.









Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Independent Community Bankshares, Inc. (the "Company") to be held on Wednesday, April 18, 2001 at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia.

         At the Annual Meeting, you will be asked to elect 11 directors for terms of one year each and to ratify the appointment of independent auditors for the Company for 2001. Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

         We hope you will participate in the Annual Meeting, either in person or by proxy.

                                            Sincerely,

                                            /s/ Joseph L. Boling

                                            Joseph L. Boling
                                            Chairman and Chief Executive Officer



Middleburg, Virginia
March 19, 2001

                     INDEPENDENT COMMUNITY BANKSHARES, INC.
                           111 West Washington Street
                           Middleburg, Virginia 20117

                               ___________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               ___________________

         The Annual Meeting of Shareholders (the "Annual Meeting") of Independent Community Bankshares, Inc. (the "Company") will be held on Wednesday, April 18, 2001 at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, for the following purposes:

         1. To elect 11 directors to serve for terms of one year each expiring at the 2002 annual meeting of shareholders;

         2. To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2001; and

         3. To act upon such other matters as may properly come before the Annual Meeting.

         Only holders of shares of Common Stock of record at the close of business on March 6, 2001, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.


                                           By Order of the Board of Directors

                                           /s/ Alice P. Frazier

                                           Alice P. Frazier
                                           Senior Vice President and
                                           Chief Financial Officer


March 19, 2001

                     INDEPENDENT COMMUNITY BANKSHARES, INC.
                           111 West Washington Street
                           Middleburg, Virginia 20117



                                 PROXY STATEMENT


         This Proxy Statement is furnished to holders of the common stock, par value $5.00 per share ("Common Stock"), of Independent Community Bankshares, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, April 18, 2001 at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, and any duly reconvened meeting after adjournment thereof.

         Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about March 19, 2001 to all shareholders entitled to vote at the Annual Meeting.

         The cost of soliciting proxies for the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

         On March 6, 2001, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 1,739,247 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as not voting in favor of the particular matter.

         The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Eleven directors will be elected at the Annual Meeting. The individuals listed below are nominated by the Board of Directors for election at the Annual Meeting. John C. Palmer is retiring from the Board of Directors and will not be standing for re-election at the Annual Meeting.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the 11 nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

         Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

         The following biographical information discloses each nominee's age and business experience in the past five years and the year that each individual was first elected to the Board of Directors or its predecessor:

                Nominees for Election for Terms Expiring in 2002

Howard M. Armfield, 58, has been a director since 1984.
         Mr. Armfield is President and owner of Armfield, Harrison & Thomas, Inc., an independent insurance agency in Leesburg, Virginia.

Joseph L. Boling, 56, has been a director since 1993.
         Mr. Boling has been the Chairman, President and Chief Executive Officer of the Company and The Middleburg Bank (the "Bank"), a subsidiary of the Company, since April 1997. From February 1993 to April 1997, he was President and Chief Executive Officer of the Company and the Bank. Prior to employment by the Company and the Bank, he was a Senior Vice President of Crestar Bank in Richmond, Virginia.

Childs Frick Burden, 50, has been a director since 1997.
         Mr. Burden is a partner with Secor Group, an investment firm in Washington, D.C.

J. Lynn Cornwell, Jr., 76, has been a director since 1984.
         Mr. Cornwell is currently retired. Until August 2000, he had served as President and was owner of J. Lynn Cornwell, Inc., a real estate development company in Loudoun County.

William F. Curtis, 72, has been a director since 1962.
         Mr. Curtis is currently retired. Until February 1993, he had served as President and Chief Executive Officer of the Bank for 25 years.

Robert C. Gilkison, 65, has been a director since 1999.
         Mr. Gilkison is President of Gilkison Patterson Investment Advisors, Inc. ("GPIA"), an investment advisory firm based in Alexandria, Virginia.

C. Oliver Iselin, III, 71, has been a director since 1975.
         Mr. Iselin is owner and operator of the Wolver Hill Farm.

Thomas W. Nalls, 59, has been a director since 1997.
         Mr. Nalls is a partner with Hazel & Thomas, P.C., a law firm in Leesburg, Virginia.

John Sherman, 60, has been a director since 1997.
         Mr. Sherman is owner and operator of The Ashby Inn in Paris, Virginia.

Millicent W. West, 79, has been a director since 1975.
         Ms. West has served in many volunteer positions in the Garden Club of America and Garden Club of Virginia.

Edward T. Wright, 64, has been a director since 1972.
         Mr. Wright retired as Senior Vice President of the Bank in 1998 after 42 years of service.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Executive Officers Who Are Not Directors

         Alice P. Frazier (Age 36) has served as Senior Vice President and Chief Financial Officer since April 1993.

         Arch A. Moore, III (Age 49) has served as Senior Vice President and Senior Lender since February 1995.

         William E. Doyle, Jr. (Age 48) has served as Senior Vice President, Mortgage and Retail Services, since November 1997. From 1996 to 1997, he was a private consultant in the banking industry.

Security Ownership of Management

         The following table sets forth, as of March 6, 2001, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the "Summary Compensation Table" below (the "named executive officers") and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name                                   Number of Shares     Percent of Class (%)
----                                   ----------------     --------------------

Howard M. Armfield                          17,004                     *
Joseph L. Boling (1)                        44,822                  2.52
Childs Frick Burden                          9,860                     *
J. Lynn Cornwell, Jr.                        4,144                     *
William F. Curtis (2)                      113,172                  6.51
William E. Doyle, Jr. (1)                    7,706                     *
Alice P. Frazier (1)                        17,900                  1.02
Robert C. Gilkison                           3,000                     *
C. Oliver Iselin, III                       45,733                  2.62
Arch A. Moore, III (1)                      17,338                     *
Thomas W. Nalls                                850                     *
John C. Palmer                              22,486                  1.29
John Sherman                                 1,008                     *
Millicent W. West                          258,306                 14.86
Edward T. Wright                            58,420                  3.36

Directors and executive officers
   as a group (14 persons) (1)             621,749                 34.19

___________________
* Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1) Amounts disclosed include shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of March 6, 2001.
(2) Amount disclosed include shares of Common Stock beneficially owned by a trust of which Mr. Curtis serves as trustee.

Security Ownership of Certain Beneficial Owners

         The following table sets forth, as of March 6, 2001, certain information with respect to the beneficial ownership of shares of Common Stock by each person who owns, to the Company's knowledge, more than five percent of the outstanding shares of Common Stock.

Name and Address                    Number of Shares        Percent of Class (%)
----------------                    ----------------        --------------------

Millicent W. West                       258,306                    14.86
  P.O. Box 236
  Upperville, Virginia

William F. Curtis (1)                   113,172                     6.51
  3618 Zulla Road
  The Plains, Virginia
____________________
(1) Amounts disclosed include shares of Common Stock beneficially owned by a trust of which Mr. Curtis serves as trustee.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2000, all filing requirements applicable to its officers and directors were complied with, except that each of the named executive officers inadvertently filed late a report under Section 16(a) to disclose a grant of options by the Board of Directors in December 2000.

The Board of Directors and its Committees

         There were 12 meetings of the Board of Directors in 2000. Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2000.

         The Company's Executive Committee, which acts for the Board of Directors when the Board is not in session, consists of Mrs. West and Messrs. Armfield, Boling, Burden, Cornwell and Nalls. The Executive Committee met eight times during the year ended December 31, 2000.

         The Audit Committee consists of Mrs. West and Messrs. Armfield, Burden, Iselin, Sherman and Wright. The Audit Committee is responsible for examining the affairs of the Bank at least annually, reporting the results of examinations and recommending changes in the manner of doing business. The Audit Committee held four meetings during the year ended December 31, 2000. Additional information with respect to the Audit Committee is discussed below under "Audit Information."

         The Company's Nominating Committee consists of Mrs. West and Messrs. Boling, Curtis, Iselin and Sherman and nominates the individuals proposed for election as directors. Shareholders entitled to vote for the election of directors may nominate candidates for consideration by the Nominating Committee under procedures that the Company has established. See "Proposals for 2002 Annual Meeting of Shareholders." The Nominating Committee met three times during the year ended December 31, 2001.

         The Company does not have a standing compensation committee.

Director Compensation

         As compensation for their services to the Company, each member of the Board of Directors receives a fee of $400 for each meeting of the Board and $300 for each committee meeting attended. Board members who are also officers do not receive any additional compensation above their regular salary for attending committee meetings. In 2000, directors received $78,900 in the aggregate as compensation for their services as directors.

Executive Compensation

         The following table shows, for the fiscal years ended December 31, 2000, 1999 and 1998, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which they served:

                           Summary Compensation Table

                                                                                                       Long Term
                                                                                                      Compensation
                                                             Annual Compensation                      ------------
                                                             -------------------                       Securities
             Name and                                                              Other Annual        Underlying
        Principal Position             Year      Salary ($)       Bonus ($)      Compensation ($)     Options (#)
        ------------------             ----      ----------       ---------      ----------------     -----------
Joseph L. Boling                       2000         235,000         25,000              *                 10,000
Chairman, President and                1999         213,990         35,000              *                 10,075
   Chief Executive Officer             1998         191,407         30,000              *                 10,000

F. E. Deacon, III (1)                  2000         156,156          2,960              *                  4,000
Former President and Chief             1999         148,720          2,974              *                  4,075
   Executive Officer of Tredegar       1998         143,000           --                *                  5,000

William E. Doyle, Jr.                  2000         147,420          9,828              *                  4,000
Senior Vice President, Mortgage        1999         142,020          9,941              *                  4,075
   and Retail Services                 1998         135,000          9,450          13,964(2)              4,000

Alice P. Frazier                       2000         115,259          5,868              *                  4,000
Senior Vice President and              1999          83,825          5,334              *                  4,000
   Chief Financial Officer             1998          76,200          3,556              *                  4,000

Arch A. Moore, III                     2000         126,881          8,213              *                  4,000
Senior Vice President and Senior       1999         117,497          8,224              *                  4,075
   Lender                              1998         109,647          7,675              *                  4,000

_________________

* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(1) Mr. Deacon resigned as an officer and employee and a director of the Company in February 2001.
(2) Amount presented includes $6,000 paid by the Bank for Mr. Doyle's initiation fees for the Loudoun Golf and Country Club and $7,964 paid by the Bank associated with moving expenses.

Stock Options

         The following table sets forth for the year ended December 31, 2000, the grants of stock options to the named executive officers:

                        Option Grants In Last Fiscal Year

                                                     Percent of Total
                            Number of Securities    Options Granted to
                             Underlying Options    Employees in Fiscal      Exercise or Base
Name                          Granted (#) (1)          Year (%) (2)         Price ($/Share)       Expiration Date
----                          ---------------          ------------         ---------------       ---------------
Joseph L. Boling                   10,000                  32.3                   21.25          December 20, 2010

F. E. Deacon, III                   4,000                  12.9                   21.25          December 20, 2010

William E. Doyle, Jr.               4,000                  12.9                   21.25          December 20, 2010

Alice P. Frazier                    4,000                  12.9                   21.25          December 20, 2010

Arch A. Moore, III                  4,000                  12.9                   21.25          December 20, 2010

_____________________
(1) Stock options were granted at or above the fair market value of the shares of Common Stock at the date of grant. Ten percent of each grant is immediately exercisable, and 30% of each grant becomes exercisable on the first, second and third anniversaries of the date of grant.
(2) Options to purchase 31,000 shares of Common Stock were granted to employees during the year ended December 31, 2000.


         No stock options were exercised by the named executive officers during 2000. The following table sets forth the amount and value of stock options held by the named executive officers as of December 31, 2000:

                          Fiscal Year End Option Values

                                               Number of
                                         Securities Underlying                 Value of Unexercised
                                        Unexercised Options at                 In-the-Money Options
                                          Fiscal Year End (#)               at Fiscal Year End ($)(1)
                                          -------------------               -------------------------
Name                                Exercisable       Unexercisable       Exercisable      Unexercisable
----                                -----------       -------------       -----------      -------------
Joseph L. Boling                       37,715             12,360             119,410           10,590

F. E. Deacon, III                      18,013              5,062              59,264            4,236

William E. Doyle, Jr.                   5,955              2,120               1,764            4,236

Alice P. Frazier                       17,131              4,944              59,264            4,236

Arch A. Moore, III                     17,131              4,944              59,264            4,236

__________________
(1) The value of in-the-money options at fiscal year end was calculated by determining the difference between the closing price of a share of Common Stock as reported on the Nasdaq SmallCap Market on December 31, 2000 and the exercise price of the options.

Employment Agreements

         Effective as of January 1, 1998, the Company and Joseph L. Boling entered into an employment contract that provides for Mr. Boling's service as Chairman, President and Chief Executive Officer of both the Company and the Bank. Mr. Boling's employment contract is for five years at an initial base annual salary of $191,408, and he is eligible for base salary increases and bonuses as determined by the Executive Committee of the Board of Directors. Mr. Boling's employment may be terminated by the Company with or without cause. If he resigns for "good reason" or is terminated without "cause" (as those terms are defined in the employment agreement), however, he is entitled to salary and certain benefits for the greater of the remainder of his contract or three years. Mr. Boling's contract also contains a covenant not to compete if his employment terminates for any reason other than a change in control of the Company.

         A deferred compensation plan has been adopted for the Chairman and Chief Executive Officer. Benefits are to be paid in monthly installments for 15 years following retirement or death. The agreement provides that, if employment is terminated for reasons other than death or disability prior to age 65, the amount of benefits would be reduced. The deferred compensation expense for 2000, 1999 and 1998, based on the present value of the retirement benefits, was $18,716, $16,936 and $15,698, respectively. The plan is unfunded. However, life insurance has been acquired on the life of the employee in an amount sufficient to discharge the obligation.

Transactions with Management

         Robert C. Gilkison, a director of the Company, is President of GPIA and the owner of 49.5% of its capital stock. On August 9, 1999, the Company purchased 100 shares of the capital stock of GPIA, which represents one percent of the issued and outstanding capital stock of GPIA. In connection with this purchase, the Company also purchased the option to acquire GPIA on or after July 1, 2001. The Company paid $1.2 million for the option to acquire GPIA. If the option to acquire GPIA is exercised, the Company will purchase all of the remaining issued and outstanding shares of GPIA's capital stock for an additional $4.8 million in cash and shares of the Common Stock.

         Some of the directors and officers of the Company are at present, as in the past, customers of the Company, and the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The balance of loans to directors, executive officers and their associates totaled $3,027,249 at December 31, 2000, or 11.1% of the Company's equity capital at that date.

         There were no transactions during 2000 between the Company's directors or officers and the Company's retirement or profit sharing plans, nor are there any proposed transactions. Additionally, there are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

                                  PROPOSAL TWO

                         RATIFICATION OF THE APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed, subject to shareholder approval, the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001. Yount, Hyde & Barbour, P.C. has audited the financial statements of the Company and the Bank for over 25 years. A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

         Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.


                                AUDIT INFORMATION

         The Board of Directors has adopted a written charter for the Audit Committee that is set forth in Exhibit A to this Proxy Statement. With the exception of Edward T. Wright, who retired from the Company in 1998, the members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

                     Fees of Independent Public Accountants

Audit Fees

         The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year was $35,601.

Financial Information System Design and Implementation Fees

         There were no fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered to the Company for the fiscal year ended December 31, 2000, for the design and implementation of financial information systems.

All Other Fees

         The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for all other non-audit services rendered to the Company for the fiscal year ended December 31, 2000 was $16,611.

                             Audit Committee Report

         Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of other non-audit services to the Company is compatible with maintaining the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the SEC. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                        Audit Committee
                                             Howard M. Armfield, Jr., Chairman
                                             Childs Frick Burden
                                             C. Oliver Iselin
                                             John Sherman
                                             Millicent W. West
                                             Edward T. Wright
Middleburg, Virginia
February 14, 2001


                PROPOSALS FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

         Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2002 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices at 111 West Washington Street, Middleburg, Virginia 20117, no later than November 19, 2001, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. The Company presently anticipates holding the 2002 annual meeting of shareholders on April 17, 2002.

         The Company's Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director at the 2002 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2002 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2002 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2002 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company. Based upon an anticipated date of April 17, 2002 for the 2002 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 16, 2002 and no earlier than January 17, 2002.


                                  OTHER MATTERS

         THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS (THE "ANNUAL REPORT"), IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE ANNUAL REPORT MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO ALICE P. FRAZIER, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS P.O. BOX 5, MIDDLEBURG, VIRGINIA 20118. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                                                       Exhibit A


                     INDEPENDENT COMMUNITY BANKSHARES, INC.
                             AUDIT COMMITTEE CHARTER

Organization
------------

The Audit Committee (the "Audit Committee") shall be appointed by the Board of Directors and shall consist of at least three directors, all of whom are independent of management and of the Company. Members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and from the Company. All Audit Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Audit Committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy
-------------------

The Audit Committee shall assist the Board of Directors in fulfilling the Board's oversight responsibility to the stockholders relating to (A) the Company's financial reporting process, systems of internal accounting and financial controls, and internal audit function and (B) the annual independent audit of the Company's financial statements. In so doing, the Audit Committee will benefit from free and open communication between the Audit Committee, the directors, the independent accountants, the internal auditor, and the financial management of the Company. The Audit Committee may adopt such policies and procedures, as it may deem necessary or appropriate to carry out its responsibilities under this charter. The Audit Committee's policies and procedures should be flexible in order to best react to changing conditions and circumstances.

Processes
---------

The following shall be the recurring processes of the Audit Committee in carrying out its oversight function. The Audit Committee may supplement these processes as appropriate.

o The Audit Committee shall review and reassess the Audit Committee's charter at least annually and the charter shall be approved by the Board of Directors. The Company shall include a copy of the charter in its proxy statement at least triennially or the year after any significant amendment to the charter and shall disclose in all proxy statements whether Audit Committee members are independent. Approximately once each year and, with respect to any changes in the composition of the Audit Committee, the Company must provide The Nasdaq Stock Market, Inc.SM written confirmation regarding the Board's determination of Audit Committee members' independence, the financial literacy of Audit Committee members, the determination that at least one member of the Audit Committee has accounting or related financial management expertise, and the annual review and reassessment of the adequacy of the charter.

o The Audit Committee shall have a clear understanding with management and the independent accountants that the independent accountants are ultimately accountable to the Board and to the Audit Committee, both of which are representatives of the Company's stockholders. The Audit Committee and the Board shall have the ultimate authority and responsibility to engage, evaluate, and, where appropriate, replace the independent accountants. The Audit Committee shall discuss with the accountants their independence from management and from the Company and shall discuss all relationships between the accountants and their related entities and the Company and its related entities that may reasonably be thought to bear on the accountants' independence. The independent accountants shall confirm that, in their view, they are independent of the Company. In this regard, the Audit Committee shall obtain a formal written statement from the independent accountants delineating all relationships between the accountants and the Company and shall, when necessary, recommend that the Board take any appropriate action to satisfy itself of the accountants' independence.

o The Audit Committee shall discuss with the internal auditor and the independent accountants the overall scope and plans for their respective audits. Also, the Audit Committee shall discuss with management, the internal auditor, and the independent accountants the adequacy and effectiveness of the accounting and financial controls and may elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Further, the Audit Committee shall meet separately with the internal auditor and the independent accountants, with and without management present, to discuss the results of its examinations.

o The Audit Committee shall review interim financial statements with management and the independent accountants prior to the filing of the Company's Quarterly Report on Form 10-QSB as deemed necessary or if required by law. The Audit Committee may discuss the results of the quarterly review and any other matters required under generally accepted auditing standards to be communicated to the Audit Committee by the independent accountants as deemed necessary or if required by law. The chairperson of the Audit Committee may represent the entire Audit Committee for the purposes of this review.

o The Audit Committee shall review with management and the independent accountants the financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to stockholders if distributed prior to the filing of the Form 10-KSB). The independent accountants shall provide their judgment about the quality, not merely the acceptability, of accounting principles, the reasonableness of any significant judgments, and the clarity of disclosures in the financial statements as part of such review. The Audit Committee shall also discuss the results of the annual audit and any other matters required under generally accepted auditing standards to be communicated to the Audit Committee by the independent accountants.

o In discharging its role, the Audit Committee is free to consider an investigation into any matter brought to its attention and shall have both full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose if, in its judgment, that is appropriate, without obtaining the prior permission of the Board of Directors.

This charter shall not be construed in a manner that imposes upon the Audit Committee a higher standard of care than that imposed upon Audit Committees of boards of directors generally, pursuant to applicable law. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete or accurate or are in accordance with generally accepted accounting principles. These are the collective responsibilities of management and the independent accountants. Nor is it the duty of the Audit Committee to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws or regulations or the Company's audit policies and programs.


      PLEASE MARK VOTES                                    REVOCABLE PROXY
|X|   AS IN THIS EXAMPLE                        INDEPENDENT COMMUNITY BANKSHARES, INC.
                                                                                                               With-    For All
Proxy Solicited on Behalf of the Board of Directors                                                   For      hold      Except

         The  undersigned   hereby  appoints  Arch A.        1.  To elect as directors the 11          _         _         _
Moore,   III  and  Alice  P.  Frazier,   jointly  and            persons listed as nominees below.    |_|       |_|       |_|
severally, proxies, with full power to act alone, and
with full power of  substitution,  to  represent  the          Howard M. Armfield     William F. Curtis      John Sherman
undersigned and to vote, as designated below and upon          Joseph L. Boling       Robert C. Gilkison     Millicent W. West
any  and all  other  matters  that  may  properly  be          Childs Frick Burden    C. Oliver Iselin, III  Edward T. Wright
brought  before  such  meeting,  all shares of Common          J. Lynn Cornwell, Jr.  Thomas W. Nalls
Stock that the undersigned  would be entitled to vote
at the Annual Meeting of  Shareholders of Independent
Community  Bankshares,  Inc., a Virginia  corporation          INSTRUCTION:  To  withhold  authority  to  vote  for  any  individual
(the  "Corporation"), to be  held  at the  Middleburg          nominee, mark "For All Except" and  write that nominee's  name in the
Community   Center,   300  West  Washington   Street,          space provided below.
Middleburg,  Virginia,  on  Wednesday, April 18, 2001
at  10:00  a.m., local  time, or at  any adjournments          _____________________________________________________________________
thereof,  for the  following purposes:
                                                                                                           For     Against   Abstain
                                                                                                            _         _         _
                                                               2.  To ratify the appointment of Yount,     |_|       |_|       |_|
                                                                   Hyde, & Barbour, P.C. as
                                                                   independent auditors for the
                                                                   Corporation for the fiscal year
                                                                   ending December 31, 2001.

                                                               3.  In their  discretion,  the  proxies  are  authorized to vote upon any other  business  that  may  properly come before the meeting, or any adjournment thereof.

                                                                   THIS PROXY, WHEN PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER
                                                               DIRECTED HEREIN BY THE  SHAREHOLDER.  IF NO DIRECTION IS GIVEN,  THIS
                                  -------------------------    PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.
 Please be sure to sign and date  | Date                  |
   this Proxy in the box below    |                       |
 ----------------------------------------------------------        If signing as  Attorney,  Executor,  Administrator,  Guardian  or
 |                                                        |    Trustee, please add your title as such.
 |                                                        |
 |-Shareholder sign above---Co-holder (if any) sign above-|

  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                     INDEPENDENT COMMUNITY BANKSHARES, INC.

--------------------------------------------------------------------------------
     Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.
     The above-signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 19, 2001, and audited financial statements.
     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
     If you wish to receive an annual report or proxy statement, please call Alice Frazier at (540) 687-4228.

                              PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

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